--------------------------------------------------------------------------------
                                  T. Rowe Price
--------------------------------------------------------------------------------
                                  Annual Report
                               European Stock Fund
--------------------------------------------------------------------------------
                                October 31, 1999
--------------------------------------------------------------------------------
REPORT HIGHLIGHTS
================================================================================
EUROPEAN STOCK FUND
-------------------
* Europe's economies performed well, but rising interest rates weighed down the region's markets.
* Your fund posted a small gain for the six-month period, and a double-digit return for the full year.
* The pace of mergers, acquisitions, and corporate restructuring increased significantly.
* Technology and telecommunication stocks outperformed, while media stocks lagged.
* We expect existing trends in Europe to continue and retain a positive view of the region's markets.

UPDATES AVAILABLE
-----------------
     For updates on the fund following the end of every calendar quarter, please see our Web site at www.troweprice.com.

================================================================================
FELLOW SHAREHOLDERS
-------------------
     European economies showed consistent signs of growth during the six months ended October 31, 1999, and, as in other parts of the world, technology stocks captured the imaginations of investors. Yet stock markets were weak overall as global interest rates rose and a flood of new issues outpaced demand, although certain sectors outperformed strongly. Your fund posted a modest total return for the half-year but double-digit results for the one-year period.

     The fund's 1.27% six-month gain slightly lagged both the MSCI Europe Index and the Lipper European Funds Average. We were heavily exposed to top-performing countries, such as France and Sweden, while being light on weaker performers, such as the U.K. However, relative performance was hurt by an underweighting in telecommunications compared with the index and the competition, which did extremely well, and by our greater exposure to weaker media stocks.

================================================================================

    PERFORMANCE COMPARISON
    ----------------------
    Periods Ended 10/31/99           6 Months        12 Months
    ----------------------           --------        ---------
    European Stock Fund               1.27%            11.44%
    MSCI Europe Index                 1.69             12.85
    Lipper European Funds Average     2.37             10.72

================================================================================

     Over the past 12 months, your fund rose by 11.44%, ahead of the peer group average but behind the index. Country allocation was again positive: not only did we participate in rallies in France (which gained 25%) and Sweden (49%), but also in Greece, which rose 90% on hopes that it will qualify to join the European Monetary Union (EMU) in 2001. However, we fell slightly behind the index's return during the first half of the year and were not able to make up that difference in the most recent period.

MARKET OVERVIEW
---------------
     European economic growth gathered momentum across the region. Although it remained uneven, with France and Spain leading the way among the major economies, lagging areas like Germany and Italy also appeared to accelerate. Several factors helped stimulate this growth. European consumer confidence remained high, while data regarding busine ss confidence, industrial production, and exports all showed consistent improvement. Very low short-term interest rates and a weaker currency also contributed to increased activity. The euro (the currency of the 11 Eurozone countries) has fallen nearly 10% against the dollar since its introduction in January.

================================================================================

THE SECTOR FACTOR IN INTERNATIONAL INVESTING
--------------------------------------------

     Computer chips made in Ireland. Hollywood animation--from India. Internet venture capitalists from Japan. Companies today have growth opportunities, labor pools, competitive threats, acquisition targets, and potential suitors all over the world.

     International investing is no longer just a matter of having local expertise in global markets. Today's investor needs to be aware of global industry trends in addition to local realities. For the past 20 years, T. Rowe Price and its international investing arm, Rowe Price-Fleming International, have participated in the evolution of this new global marketplace and have evolved with it. Rowe Price-Fleming's international sector team works in concert with our regional portfolio managers, looking at cross-border trends that can create opportunities and risks in industries such as technology, pharmaceuticals, and financial services.

     Nowhere is this global sector imperative more evident than in telecommunications. Telecom firms need global scale to compete, and their fortunes are no longer exclusively tied to local or even regional factors. Hence Deutsche Telekom's unsuccessful bid for Telecom Italia, and the bid by Germany's Mannesmann for U.K. wireless phone company Orange.

     The chart below shows that global sector factors are growing increasingly important to the direction of stock prices. In the case of Telecom Italia, the chart shows that the correlation of its stock price to the global telecom sector (blue bar) rose significantly in 1997-98. (Data from the two years is averaged together.) The gray bar shows that during this period the stock's correlation to the Italian market declined. The examples of ING Groep and Societe Generale show that while their stock prices became modestly more correlated to their local markets, they became even more correlated to other global financial concerns.

     "We have sharpened our understanding of global trends that drive stock prices in the longer term, because we've got to be totally on top of the competitive forces affecting returns at different companies," said John Ford, chief investment officer at Rowe Price-Fleming. "For example, what is the relative attractiveness of a Denso in Japan compared with another auto components company such as Valeo in France? We've got to be aware of cross-border valuations and industry trends." Of course, local factors still dominate the outlook for some companies. The task for the informed international investor is to appreciate both the global and the local influences. Rowe Price-Fleming International, with its experienced team of investment professionals worldwide, is as well positioned as ever to find the best investment opportunities for you.

Influence of Globalaztion on Stocks Chart is shown here.
================================================================================

     European economies and markets are benefiting from significant changes in business policies and practices. Governments are working toward reforms that will improve labor market flexibility and reduce social security and tax costs for companies; Germany, for example, implemented important tax-system reforms that will include a corporate tax cut of 15% in 2001. The euro has made cost comparisons across Europe easier, introducing competitive pressure among countries keen to attract business investment. Deregulation and the need to boost shareholder value continued to drive companies to restructure internally, divest non-core businesses, and merge with or acquire other companies. Industry consolidation drove a great deal of merger and acquisition activity, particularly in banking but also in the energy, telecom, and retailing sectors. Merger activity in 1999 to date has been valued at over $1 trillion, compared with a previous record of $870 billion for all of 1998.

     Improved growth at the economic and corporate levels, however, heightened inflation fears in central banks around the globe. The U.S. Federal Reserve raised interest rates twice during the period, in June and August. The European Central Bank clearly indicated it was adopting a tightening bias to avoid a rapid rise in inflation as the region's economies recovered, and in November raised short-term rates by 50 basis points to 3% (100 basis points equal one percentage point). The Bank of England acted in a similar preemptive fashion, despite low inflation, and reversed an earlier 25 basis point cut. It took another 25 basis point action after the period, moving the base rate to 5.5%. These movements put a damper on stock performance across the region and led to weak gains or actual losses in most local markets.

     A large supply of initial public offerings also strained stock demand and weakened overall prices. For example, Deutsche Telekom launched a 10 billion euro rights issue, partly to fund its purchase of One-to-One, a mobile phone operator in the U.K. The Italian government also offered 35% of electricity giant ENEL to the public for 35 billion euros N the largest privatization ever in Italy.

     FRANCE was the strongest market within the Eurozone during the six-month period. Economic recovery, a robust consumer sector, and a relative lack of political tension, as well as a large amount of merger and acquisition activity, stimulated a 12% stock market gain.

================================================================================

    MARKET PERFORMANCE
    ------------------
    Six Months            Local         Local Currency      U.S.
    Ended 10/31/99    Currency vs.      U.S. Dollars       Dollars
    --------------    ------------      ------------       -------
    Belgium               -1.09%           -0.65%           -1.73%
    France                12.67            -0.65            11.94
    Germany                4.10            -0.65             3.42
    Italy                 -8.74            -0.65            -9.34
    Netherlands            0.47            -0.65            -0.19
    Spain                 -1.29            -0.65            -1.93
    Sweden                20.80             2.10            23.33
    Switzerland           -1.21            -0.08            -1.28
    United Kingdom        -4.84             1.92            -3.02

    Source: RIMES Online, using MSCI indices.

================================================================================

     GERMANY also advanced, but more modestly. Economic recovery there became more evident during the past six months, boosting prospects for the entire region as Germany accounts for about 30% of Eurozone gross domestic product
(GDP).

     SWEDEN, not part of the Eurozone, was among Europe's strongest markets with a better than 20% gain for the six months. The country's leading technology and telecom companies drove the return. On the other hand, ITALY'S market sagged under weaker economic growth, higher inflation, and political conflict about cutting fiscal spending. Performance in the U.K. was also poor as the market struggled with higher interest rates.

PORTFOLIO REVIEW
----------------
     European corporate activity increased dramatically and had an important effect on fund performance. The trend was especially pronounced in France. In the banking sector, BNP won control of Paribas although it failed to acquire SOCIETE GENERALE as well. In energy, TOTAL FINA (a recent merger between French Total and Belgian Petrofina) has acquired competitor ELF AQUITAINE. CARREFOUR and Promodes, major supermarkets, announced a merger that will create the world's second-largest retailer after Wal-Mart. Major merger announcements, however, were made all over the region. In Italy, telecom company Olivetti successfully completed its hostile bid for TELECOM ITALIA, insurance firm GENERALI bid for INA, and luxury goods company LVMH failed in its hostile attempt to buy GUCCI. In the U.K., Bank of Scotland launched a hostile bid for NATIONAL WESTMINSTER BANK (the fund's largest holding) that remains to be resolved.

     An increased focus on shareholder value by European companies, in response to the demands of investors, also encouraged many firms to spin off or sell non-core businesses. For example, fund holding TOMKINS announced plans to separate its food business from its engineering and construction activities. GEHE, a German pharmaceutical wholesaler and retailer, spun off its mail order division. The telecoms sector was particularly active with TELEFONICA (in Spain) floating its telephone directories business (TPI) and preparing to list its Internet business (Terra Networks). MANNESMANN announced it would split into two separate companies next year: Telecoms and Engineering. The fund benefited from this activity because it gave rise to new, attractive investment opportunities. For example, we purchased EPCOS when it was spun off from Siemens. The new firm has a major market position in making filters for the rapidly growing mobile-phone handset market, but this attractive and profitable activity was previously hidden within the much larger German conglomerate.

     [Geographic Diversification as of 10/31/99; Pie chart with following segments -- United Kingdom 26%; France 16%; Netherlands 13%; Germany, 10%; Switzerland 10%; Italy 7%; Sweden 6%; Other and Reserves 12%.]

     Most bids remained within national borders as companies tried to improve their domestic position. But this is a prelude to cross-border activity, which will be necessary for Europe's corporations to take full advantage of monetary union and compete on a global scale. In the past year, for example, German-based Mannesman bought the mobile and fixed telecom assets of Olivetti in Italy and launched a friendly offer worth 19 billion pounds for Orange (the U.K.'s third-largest mobile phone operator). These changes have increased investor attention on changes within Europe's industries, so that it has become as important to consider what sector a company is in as what country it is in.

     Technology and telecommunications were the two key sectors driving the European markets over the past six months, with investors focused on the superior growth prospects of these companies. The fund had less exposure than both the index and the competition in telecoms, particularly in the U.K. Valuations appeared stretched to us, discounting significant growth while factoring in little threat from competition. However, mobile telephones, the Internet, and fixed-line phone access grabbed investor attention, because they are the key growth areas of an e-based world. Even the old monopoly telecom incumbents have been given a new lease on life, as the market has focused on the potential value of their nascent Internet operations and rapidly growing mobile phone divisions. The fund benefited from large positions in companies moving aggressively into these markets, such as Mannesmann (in Germany and Italy), VIVENDI (in France), UPC (a European cable operator), and EQUANT (which offers global network services.

================================================================================

    INDUSTRY DIVERSIFICATION
    ------------------------
                               Percent of     Net Assets
                                 4/30/99       10/31/99
                                 -------       --------

    Services                       30.6%        28.9%
    Finance                        24.3         23.8
    Consumer Goods                 21.5         21.4
    Capital Equipment               8.4         10.9
    Energy                         10.4         10.0
    Materials                       2.7          2.6
    Multi-industry                  0.8          0.7
    Reserves                        1.3          1.7
    Total                         100.0%       100.0%

================================================================================

     The mobile phone business is one of the few areas of technology where Europe is leading the U.S., among both manufacturers and service providers. NOKIA continued to dominate the world market for handsets, with a substantial product line backed up by heavy investment in research and development and marketing. The fund added to this holding as its long-term future remains bright, particularly with the launch of Internet-compatible mobile handsets. Service providers such as TELECOM ITALIA MOBILE are also well-placed to benefit from the growth generated by the mobile Internet trend.

     Internet mania has truly arrived in Europe from the U.S. However, as yet, there are only a few relatively small pure Internet companies, and we have concerns as to whether their business models and valuations will hold up in the face of competition from the U.S. leaders. We have instead sought alternative means of investing in this theme. For example, UPC is a European cable operator that has developed its own Web portal, and CAP GEMINI, Europe's largest information technology consultant, should benefit from pent-up demand for e-commerce once Y2K is out of the way.

     The media sector in Europe has been hit hard by fears regarding the potentially erosive impact of the Internet on traditional media businesses. Our holdings in WOLTERS KLUWER and REED ELSEVIER suffered in this environment. These companies still offer strong franchises and 'must have' content and are investing significant sums to migrate their distribution channels to the Internet. We have held on to our investments in this area because their valuations are reasonable, and we believe the companies will remain leading media providers.

     Portfolio holdings in the more cyclical electronics sector benefited from high demand for technology and from the improving economic picture. As the semiconductor market strengthened, our overweight positions in PHILIPS and STMICROELECTRONICS (both manufacturers), as well as ASML (a wafer equipment supplier), outperformed substantially. The proliferation of digital equipment using sophisticated, high margin semiconductors, such as mobile phones, TVs, videos, cameras, and TV-top cable boxes, drove demand in this sector.

OUTLOOK
-------

     As expected, the cut in interest rates earlier this year and the fall in the value of the euro led to a pick-up in growth across Europe. We expect that trend will continue and that inflation will remain benign with little need for further substantial rate rises. Government policy reform is still needed but there have been encouraging signs of progress. The wave of mergers and acquisitions sweeping Europe should also continue and expand to include more cross-border deals. The importance of realizing shareholder value for European companies will lead to further spin-offs, which could generate exciting new investment opportunities for the fund. In this environment, we expect corporate results to be attractive and valuations to remain reasonable, and we retain an optimistic view on European markets.

Respectfully submitted,

/s/

Martin G. Wade
President
November 25, 1999

================================================================================
T. Rowe Price European Stock Fund
---------------------------------
  PORTFOLIO HIGHLIGHTS
  --------------------
  TWENTY-FIVE LARGEST HOLDINGS
  ----------------------------
                                                                    Percent of
                                                                    Net Assets
                                                                      10/31/99
-------------------------------------------------------------------------------
  National Westminster Bank, United Kingdom                                4.0%
-------------------------------------------------------------------------------
  Nokia, Finland                                                           2.7
-------------------------------------------------------------------------------
  Nestle, Switzerland                                                      2.5
-------------------------------------------------------------------------------
  INGGroep, Netherlands                                                    2.3
-------------------------------------------------------------------------------
  Shell Transport & Trading, United Kingdom                                2.3
-------------------------------------------------------------------------------

  Total Fina, France                                                       2.3
-------------------------------------------------------------------------------
  Glaxo Wellcome, United Kingdom                                           2.2
-------------------------------------------------------------------------------
  SmithKline Beecham, United Kingdom                                       2.1
-------------------------------------------------------------------------------
  Wolters Kluwer, Netherlands                                              2.0
-------------------------------------------------------------------------------
  Mannesmann, Germany                                                      1.9
-------------------------------------------------------------------------------

  Roche Holdings, Switzerland                                              1.8
-------------------------------------------------------------------------------
  Diageo, United Kingdom                                                   1.8
-------------------------------------------------------------------------------
  Kingfisher, United Kingdom                                               1.7
-------------------------------------------------------------------------------
  Hennes & Mauritz, Sweden                                                 1.6
-------------------------------------------------------------------------------
  AstraZeneca Group, Sweden                                                1.6
-------------------------------------------------------------------------------

  Novartis, Switzerland                                                    1.6
-------------------------------------------------------------------------------
  Fortis, Netherlands/Belgium                                              1.5
-------------------------------------------------------------------------------
  Telecom Italia Mobile, Italy                                             1.5
-------------------------------------------------------------------------------
  Vivendi, France                                                          1.5
-------------------------------------------------------------------------------
  Telefonica de Espana, Spain                                              1.4
-------------------------------------------------------------------------------

  Unilever, Netherlands/United Kingdom                                     1.3
-------------------------------------------------------------------------------
  Adecco, Switzerland                                                      1.2
-------------------------------------------------------------------------------
  Television Francaise, France                                             1.2
-------------------------------------------------------------------------------
  UBS, Switzerland                                                         1.2
-------------------------------------------------------------------------------
  Reed International, United Kingdom                                       1.2
-------------------------------------------------------------------------------
  Total                                                                   46.4%

  Note: Table excludes reserves.

================================================================================
T. Rowe Price European Stock Fund
---------------------------------
     PERFORMANCE COMPARISON
     ----------------------
     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

[SEC Chart shown here]

     AVERAGE ANNUAL COMPOUND TOTAL RETURN
     ------------------------------------
     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.
                                                               Since  Inception
Periods Ended 10/31/99     1 Year     3 Years    5 Years   Inception       Date
----------------------     ------     -------    -------   ---------       ----
European Stock Fund        11.44%     17.21%      17.54%      12.04%    2/28/90

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

================================================================================
T. Rowe Price European Stock Fund
---------------------------------
For a share outstanding throughout each period
----------------------------------------------
Financial Highlights
--------------------
                                Year
                               Ended
                            10/31/99  10/31/98  10/31/97  10/31/96  10/31/95
                            --------  --------  --------  --------  --------
NET ASSET VALUE
Beginning of period         $ 22.38   $ 19.84  $  16.93  $ 14.35  $  12.72
-----------------------------------------------------------------------------
Investment activities
  Net investment income        0.23      0.28      0.25     0.25      0.20
  Net realized and
  unrealized gain (loss)       2.14      3.52      3.12     2.79      1.60
-----------------------------------------------------------------------------
  Total from
  investment activities        2.37      3.80      3.37     3.04      1.80
-----------------------------------------------------------------------------
Distributions
  Net investment income       (0.28)    (0.25)    (0.26)   (0.21)    (0.12)
  Net realized gain           (2.18)    (1.01)    (0.20)   (0.25)    (0.05)
-----------------------------------------------------------------------------
  Total distributions         (2.46)    (1.26)    (0.46)   (0.46)    (0.17)

NET ASSET VALUE
End of period               $ 22.29   $ 22.38  $  19.84  $ 16.93  $  14.35

Ratios/Supplemental=Data=====================================================
Total return**                11.44%    20.12%    20.30%   21.76%   14.41%
-----------------------------------------------------------------------------
Ratio of total expenses to
average net assets             1.05%     1.05%     1.06%    1.12%     1.20%
-----------------------------------------------------------------------------

Ratio of net investment
income to average
net assets                     0.97%     1.39%     1.41%    1.81%     1.75%
-----------------------------------------------------------------------------
Portfolio turnover rate       15.7%     26.8%     17.5%    14.1%     17.2%
-----------------------------------------------------------------------------
Net assets, end of period
(in millions)               $ 1,382   $ 1,412  $    984  $   705  $    491
--------------------------------------------------------------------------------

     ** Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.
================================================================================
T. Rowe Price European Stock Fund
---------------------------------                              October 31, 1999
    PORTFOLIO OF INVESTMENTS
    ------------------------
                                                        Shares          Value
                                                              In thousands

BELGIUM  1.8%
Common Stocks  1.8%
Dexia (EUR)                                               15,914  $      2,332
-------------------------------------------------------------------------------
Fortis B (EUR)                                           260,719         8,803
-------------------------------------------------------------------------------
KBC Bancassurance Holding (EUR)                          185,310         9,551
-------------------------------------------------------------------------------
Societe Europeenne des Satellites (Class A) (EUR)          8,000           999
-------------------------------------------------------------------------------
UCB (EUR)                                                 82,950         3,093
-------------------------------------------------------------------------------
Total Belgium (Cost $15,083)                                            24,778

DENMARK==0.6%
Common Stocks  0.6%
Den Danske Bank                                           27,400         3,121
-------------------------------------------------------------------------------
Tele Danmark A/S                                          50,380         3,059
-------------------------------------------------------------------------------
Unidanmark (Class A)                                      32,380         2,520
-------------------------------------------------------------------------------
Total Denmark (Cost $5,365)                                              8,700
-------------------------------------------------------------------------------
FINLAND==2.7%
Common Stocks  2.7%
Nokia (EUR)                                              327,550        37,489
-------------------------------------------------------------------------------
Total Finland (Cost $6,706)                                             37,489
-------------------------------------------------------------------------------

FRANCE==15.9%
Common Stocks  15.9%
Accor (EUR)                                                6,556         1,476
-------------------------------------------------------------------------------
Alcatel Alsthom (EUR)                                     54,478         8,510
-------------------------------------------------------------------------------
Altran Technologies (EUR)                                 16,632         5,701
-------------------------------------------------------------------------------
AXA (EUR)                                                106,128        14,970
-------------------------------------------------------------------------------
Banque National de Paris (EUR)                            91,390         8,027
-------------------------------------------------------------------------------
Cap Gemini (EUR)                                          34,860         5,280
-------------------------------------------------------------------------------
Carrefour (EUR)                                           74,810        13,849
-------------------------------------------------------------------------------
Cie de St. Gobain (EUR)                                   54,449         9,450
-------------------------------------------------------------------------------
Credit Commercial de France (EUR)                         42,653         4,913
-------------------------------------------------------------------------------
Danone (EUR)                                              25,682         6,551
-------------------------------------------------------------------------------
Dexia France (EUR)                                        23,420         3,301
-------------------------------------------------------------------------------
Dexia France, Bearer (EUR)                                 7,350         1,036
-------------------------------------------------------------------------------
Hermes (EUR)                                              17,890         1,957
-------------------------------------------------------------------------------
L'Oreal (EUR)                                              6,232  $      4,159
-------------------------------------------------------------------------------
Lafarge (EUR)                                             22,776         2,192
-------------------------------------------------------------------------------
Legrand (EUR)                                             26,490         6,339
-------------------------------------------------------------------------------
Pathe (EUR)                                                7,641           836
-------------------------------------------------------------------------------
Pinault Printemps Redoute (EUR)                           41,370         7,889
-------------------------------------------------------------------------------
Sanofi Synthelabo (EUR) *                                325,166        14,348
-------------------------------------------------------------------------------
Schneider (EUR)                                          193,721        13,347
-------------------------------------------------------------------------------
Societe Generale (EUR)                                    35,642         7,760
-------------------------------------------------------------------------------
Sodexho Alliance (EUR)                                    61,468        10,086
-------------------------------------------------------------------------------
Television Francaise (EUR)                                52,480        16,450
-------------------------------------------------------------------------------
Total Fina (Class B) (EUR)                               234,446        31,688
-------------------------------------------------------------------------------
Vivendi (EUR)                                            267,491        20,272
-------------------------------------------------------------------------------
Total France (Cost $152,188)                                           220,387
-------------------------------------------------------------------------------

GERMANY==9.7%
Common Stocks  9.1%
Allianz (EUR)                                             28,880         8,752
-------------------------------------------------------------------------------
Bayer (EUR)                                              166,912         6,798
-------------------------------------------------------------------------------
Bayerische Vereinsbank (EUR)                             220,308        14,460
-------------------------------------------------------------------------------
Celanese (EUR)                                             3,213            51
-------------------------------------------------------------------------------
Deutsche Bank (EUR)                                      182,114        13,022
-------------------------------------------------------------------------------
Deutsche Telekom (EUR)                                   217,154        10,016
-------------------------------------------------------------------------------
Dresdner Bank (EUR)                                      183,104         9,427
-------------------------------------------------------------------------------
Epcos (EUR)                                               68,874         2,824
-------------------------------------------------------------------------------
Gehe (EUR)                                               228,053         7,892
-------------------------------------------------------------------------------
Hoechst (EUR) *                                           58,510         2,584
-------------------------------------------------------------------------------
Mannesmann (EUR)                                         167,270        26,374
-------------------------------------------------------------------------------
Rhoen Klinikum (EUR                                       81,813         3,313
-------------------------------------------------------------------------------
SAP (EUR)                                                 26,200         9,731
-------------------------------------------------------------------------------
Siemens (EUR)                                             47,952         4,315
-------------------------------------------------------------------------------
Veba (EUR)                                               119,873         6,492
-------------------------------------------------------------------------------
                                                                       126,051
-------------------------------------------------------------------------------
Preferred Stocks  0.6%
Fielmann (EUR)                                            20,530           780
-------------------------------------------------------------------------------
Fresenius (EUR)                                           10,690         1,867
-------------------------------------------------------------------------------
SAP (EUR)                                                 11,950         5,279
-------------------------------------------------------------------------------
                                                                         7,926
-------------------------------------------------------------------------------
Total Germany (Cost $105,069)                                          133,977
-------------------------------------------------------------------------------
GREECE==0.4%
Common Stocks  0.4%
Alpha Credit Bank                                          8,459  $        647
-------------------------------------------------------------------------------
Hellenic Telecommunication                                93,808         1,988
-------------------------------------------------------------------------------
Panafon Hellenic Telecom                                 173,940         2,300
-------------------------------------------------------------------------------
Total Greece (Cost $3,722)                                               4,935
-------------------------------------------------------------------------------

HUNGARY==0.1%
Common Stocks  0.1%
EGIS                                                       7,048           210
-------------------------------------------------------------------------------
OTP Bank GDR (USD)                                        25,000         1,119
-------------------------------------------------------------------------------
Total Hungary (Cost $1,387)                                              1,329
-------------------------------------------------------------------------------
IRELAND==0.2%
Common Stocks  0.2%
CBT Group ADR (USD) *                                    124,789         2,574
-------------------------------------------------------------------------------
Total Ireland (Cost $3,801)                                              2,574
-------------------------------------------------------------------------------
ITALY==6.6%
Common Stocks  6.6%
Assicurazioni Generali (EUR)                             211,880         6,797
-------------------------------------------------------------------------------
Banca di Roma (EUR)                                    1,469,000         1,978
-------------------------------------------------------------------------------
Banca Popolare di Brescia (EUR)                          117,000         4,953
-------------------------------------------------------------------------------
Credito Italiano (EUR)                                 2,188,231        10,243
-------------------------------------------------------------------------------
ENI (EUR)                                              1,936,376        11,324
-------------------------------------------------------------------------------
Gucci Group (USD)                                         64,095         5,176
-------------------------------------------------------------------------------
Istituto Nazionale delle Assicurazioni (EUR)           1,915,000         5,811
-------------------------------------------------------------------------------
Italgas (EUR)                                            514,943         2,129
-------------------------------------------------------------------------------
Mediolanum (EUR)                                         410,000         3,334
-------------------------------------------------------------------------------
Sanpaolo IMI (EUR)                                       524,844         6,801
-------------------------------------------------------------------------------
Tecnost (EUR)                                            579,000         1,115
-------------------------------------------------------------------------------
Telecom Italia (EUR)                                   1,210,080        10,450
-------------------------------------------------------------------------------
Telecom Italia Mobile (EUR)                            3,273,435        20,452
-------------------------------------------------------------------------------
Total Italy (Cost $77,921)                                              90,563
-------------------------------------------------------------------------------
NETHERLANDS==13.1%
Common Stocks  13.1%
ABN Amro (EUR)                                           388,262  $      9,389
-------------------------------------------------------------------------------
Akzo Nobel (EUR)                                          63,708         2,743
-------------------------------------------------------------------------------
ASM Lithography (EUR) *                                  179,810        12,691
-------------------------------------------------------------------------------
CSM (EUR)                                                150,663         6,949
-------------------------------------------------------------------------------

Elsevier (EUR)                                           345,961         3,286
-------------------------------------------------------------------------------
Equant (EUR) *                                            94,130         9,158
-------------------------------------------------------------------------------
Fortis NI (EUR)                                          360,230        12,402
-------------------------------------------------------------------------------
ING Groep (EUR)                                          550,255        32,458
-------------------------------------------------------------------------------
KPN (EUR)                                                 70,257         3,605
-------------------------------------------------------------------------------
Philips Electronics (EUR)                                137,164        14,067
-------------------------------------------------------------------------------
Royal Dutch Petroleum (EUR)                              255,946        15,300
-------------------------------------------------------------------------------
STMicroelectronics (EUR) *                               135,201        11,875
-------------------------------------------------------------------------------
TNT Post Groep (EUR)                                      32,998           840
-------------------------------------------------------------------------------
Unilever (EUR)                                            96,899         6,421
-------------------------------------------------------------------------------
UPC Comminications (EUR)                                 162,227        12,474
-------------------------------------------------------------------------------
Wolters Kluwer (EUR)                                     810,600        27,088
-------------------------------------------------------------------------------
Total Netherlands (Cost $133,293)                                      180,746
-------------------------------------------------------------------------------
NORWAY==1.1%
Common Stocks and Rights  1.1%
Merkantildata                                             95,000           805
-------------------------------------------------------------------------------
Norsk Hydro                                              109,236         4,356
-------------------------------------------------------------------------------
Orkla (Class A)                                          604,676         8,436
-------------------------------------------------------------------------------
Orkla ASA, Rights, 11/22/99                              627,396         1,179
-------------------------------------------------------------------------------
Tomra Systems                                             19,800           757
-------------------------------------------------------------------------------
Total Norway (Cost $16,082)                                             15,533
-------------------------------------------------------------------------------
PORTUGAL==0.5%
Common Stocks  0.5%
Jeronimo Martins (EUR)                                   263,603         7,359
-------------------------------------------------------------------------------
Total Portugal (Cost $4,971)                                             7,359
-------------------------------------------------------------------------------
SPAIN==4.5%
Common Stocks  4.5%
Argentaria Banca de Espana (EUR)                         211,514         4,694
-------------------------------------------------------------------------------
Azkoyen (EUR)                                             27,500  $        267
-------------------------------------------------------------------------------
Banco Bilbao Vizcaya (EUR)                               235,600         3,167
-------------------------------------------------------------------------------

Banco Popular Espanol (EUR)                               34,945         2,352
-------------------------------------------------------------------------------
Banco Santander Central Hispano (EUR)                  1,024,776        10,639
-------------------------------------------------------------------------------
Empresa Nacional de Electricidad (EUR)                   254,266         5,090
-------------------------------------------------------------------------------
Gas Natural (EUR)                                        126,603         2,770
-------------------------------------------------------------------------------
Iberdrola (EUR)                                          523,175         7,627
-------------------------------------------------------------------------------
Prosegur Seguridad (EUR)                                  32,500           267
-------------------------------------------------------------------------------
Repsol (EUR)                                             305,573         6,300
-------------------------------------------------------------------------------
Telefonica (EUR)                                       1,171,308        19,269
-------------------------------------------------------------------------------
Total Spain (Cost $41,512)                                              62,442
-------------------------------------------------------------------------------
SWEDEN==5.9%
Common Stocks  5.9%
ABB (Class A) *                                           49,208         4,900
-------------------------------------------------------------------------------
Assa Abloy (Class B)                                      76,926           856
-------------------------------------------------------------------------------
AstraZeneca Group                                        488,237        22,055
-------------------------------------------------------------------------------
Atlas Copco (Class B)                                    164,610         4,283
-------------------------------------------------------------------------------
Electrolux (Class B)                                     498,020         9,931
-------------------------------------------------------------------------------
Esselte (Class B)                                         23,216           155
-------------------------------------------------------------------------------
Hennes & Mauritz (Class B)                               846,870        22,500
-------------------------------------------------------------------------------
Nordbanken Holding                                     1,684,525         9,832
-------------------------------------------------------------------------------
Sandvik (Class B)                                        173,310         4,489
-------------------------------------------------------------------------------
Securitas (Class B)                                      132,164         1,961
-------------------------------------------------------------------------------
Total Sweden (Cost $55,409)                                             80,962
-------------------------------------------------------------------------------
SWITZERLAND==9.6%
Common Stocks  9.6%
ABB *                                                     82,759         8,334
-------------------------------------------------------------------------------
Adecco                                                    28,104        17,036
-------------------------------------------------------------------------------
Credit Suisse Group                                       46,495         8,937
-------------------------------------------------------------------------------
Nestle                                                    17,815        34,361
-------------------------------------------------------------------------------
Novartis                                                  14,354        21,470
-------------------------------------------------------------------------------

Roche Holdings                                             2,058        24,708
-------------------------------------------------------------------------------
Swisscom                                                   6,672         2,033
-------------------------------------------------------------------------------
UBS                                                       55,869        16,255
-------------------------------------------------------------------------------
Total Switzerland (Cost $106,842)                                      133,134
-------------------------------------------------------------------------------
UNITED=KINGDOM==25.6%
Common Stocks  25.6%
Abbey National                                           599,080  $     11,695
-------------------------------------------------------------------------------
Ashtead Group                                            142,999           408
-------------------------------------------------------------------------------
BG                                                       541,176         3,006
-------------------------------------------------------------------------------
BP Amoco                                                 982,000         9,544
-------------------------------------------------------------------------------
Cable & Wireless                                       1,326,110        15,537
-------------------------------------------------------------------------------
Cadbury Schweppes                                      2,125,506        13,970
-------------------------------------------------------------------------------
Caradon                                                1,020,223         2,422
-------------------------------------------------------------------------------
Centrica                                                 278,640           799
-------------------------------------------------------------------------------
Compass Group                                          1,490,000        15,914
-------------------------------------------------------------------------------
David S. Smith                                           593,416         1,843
-------------------------------------------------------------------------------
Diageo                                                 2,427,297        24,398
-------------------------------------------------------------------------------
Electrocomponents                                        599,000         5,364
-------------------------------------------------------------------------------
General Electric                                         165,550         1,806
-------------------------------------------------------------------------------
GKN                                                      240,000         3,861
-------------------------------------------------------------------------------
Glaxo Wellcome                                         1,032,540        30,472
-------------------------------------------------------------------------------
Hays                                                      66,000           757
-------------------------------------------------------------------------------
John Laing (Class A)                                     302,152         1,430
-------------------------------------------------------------------------------
Kingfisher                                             2,299,462        23,502
-------------------------------------------------------------------------------
Ladbroke Group                                           820,250         2,534
-------------------------------------------------------------------------------
National Westminster Bank                              2,444,328        55,227
-------------------------------------------------------------------------------
Rank Group                                               580,625         1,808
-------------------------------------------------------------------------------
Reed International                                     2,718,569        15,948
-------------------------------------------------------------------------------

Rio Tinto                                                462,848         7,910
-------------------------------------------------------------------------------
Safeway                                                  779,000         2,445
-------------------------------------------------------------------------------
Serco Group                                              110,500         3,196
-------------------------------------------------------------------------------
Shell Transport & Trading                              4,192,000        32,099
-------------------------------------------------------------------------------
SmithKline Beecham                                     2,231,160        28,707
-------------------------------------------------------------------------------
Tesco                                                  2,630,500         7,802
-------------------------------------------------------------------------------
Tomkins                                                2,752,426         9,317
-------------------------------------------------------------------------------
Unilever                                               1,259,607        11,678
-------------------------------------------------------------------------------
United News & Media                                      887,390         8,545
-------------------------------------------------------------------------------
Total United Kingdom (Cost $288,593)                                   353,944
-------------------------------------------------------------------------------
SHORT-TERM=INVESTMENTS==0.8%
Money Market Funds  0.8%
Reserve Investment Fund, 5.51% #                      11,434,251  $     11,434
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $11,434)                             11,434
-------------------------------------------------------------------------------
=Total=Investments=in=Securities
 99.1% of Net Assets (Cost $1,029,378)                       $  1,370,286

 Other Assets Less Liabilities                                     11,882

 NET ASSETS                                                  $  1,382,168

    #  Seven-day yield
    *  Non-income producing
  ADR  American depository receipt
  EUR  Euro
  GDR  Global depository receipt
  USD  U.S. dollar

  The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price European Stock Fund
---------------------------------                             October 31, 1999
    STATEMENT OF ASSETS AND LIABILITIES
    -----------------------------------
                                                                 IN THOUSANDS
  ASSETS
  ------
  Investments in securities, at value (cost $1,029,378)           $  1,370,286
  Securities lending collateral                                        158,782
  Other assets                                                          22,360
------------------------------------------------------------------------------
  Total assets                                                       1,551,428
------------------------------------------------------------------------------
  LIABILITIES
  -----------
  Obligation to return securities lending collateral                   158,782
  Other liabilities                                                     10,478
------------------------------------------------------------------------------
  Total liabilities                                                    169,260

  NET ASSETS                                                      $  1,382,168

  Net Assets Consist of:
  Accumulated net investment income - net of distributions        $      8,524
  Accumulated net realized gain/loss - net of distributions            111,702
  Net unrealized gain (loss)                                           340,874
  Paid-in-capital applicable to 62,005,215 shares of
  $0.01 par value capital stock outstanding;
  2,000,000,000 shares of the Corporation authorized                   921,068

  NET ASSETS                                                      $  1,382,168

  NET ASSET VALUE PER SHARE                                       $      22.29

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price European Stock Fund
---------------------------------
    STATEMENT OF OPERATIONS
    -----------------------                                        IN THOUSANDS
                                                                          Year
                                                                         Ended
                                                                      10/31/99
                                                                      --------
  Investment Income
  Income
   Dividend (net of foreign taxes of $3,918)                      $     27,018
   Interest                                                              2,302
-------------------------------------------------------------------------------
   Total income                                                         29,320
-------------------------------------------------------------------------------
  Expenses
   Investment management                                                11,960
   Shareholder servicing                                                 2,392
   Custody and accounting                                                  563
   Prospectus and shareholder reports                                      214
   Registration                                                             69
   Legal and audit                                                          24
   Directors                                                                 7
   Miscellaneous                                                            16
-------------------------------------------------------------------------------
   Total expenses                                                       15,245
   Expenses paid indirectly                                                 (1)
-------------------------------------------------------------------------------
   Net expenses                                                         15,244
-------------------------------------------------------------------------------
  Net investment income                                                 14,076
-------------------------------------------------------------------------------
  Realized=and=Unrealized=Gain=(Loss)
  Net realized gain (loss)
   Securities                                                          115,353
   Futures                                                               1,282
   Foreign currency transactions                                          (925)
-------------------------------------------------------------------------------
   Net realized gain (loss)                                            115,710
-------------------------------------------------------------------------------
  Change in net unrealized gain or loss
   Securities                                                           24,637
   Other assets and liabilities
   denominated in foreign currencies                                      (125)
-------------------------------------------------------------------------------
   Change in net unrealized gain or loss                                24,512
-------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                              140,222
-------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                                          $    154,298

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price European Stock Fund
---------------------------------
    STATEMENT OF CHANGES IN NET ASSETS
    ----------------------------------                         IN THOUSANDS
                                                           Year
                                                          Ended
                                                       10/31/99       10/31/98
                                                       --------       --------
Increase=(Decrease)=in=Net=Assets
  Operations
   Net investment income                             $   14,076    $    17,744
   Net realized gain (loss)                             115,710        132,809
   Change in net unrealized gain or loss                 24,512         33,315
-------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations    154,298        183,868
-------------------------------------------------------------------------------
  Distributions to shareholders
   Net investment income                                (17,725)       (12,319)
   Net realized gain                                   (138,004)       (49,758)
-------------------------------------------------------------------------------
   Decrease in net assets from distributions           (155,729)       (62,077)
-------------------------------------------------------------------------------
  Capital share transactions *
   Shares sold                                          504,968        852,885
   Distributions reinvested                             149,017         59,319
   Shares redeemed                                     (682,394)      (606,070)
-------------------------------------------------------------------------------
   Increase (decrease) in net assets from capital
   share transactions                                   (28,409)       306,134
-------------------------------------------------------------------------------
  Net Assets
  Increase (decrease) during period                     (29,840)       427,925
  Beginning of period                                 1,412,008        984,083
  End of period                                      $1,382,168    $ 1,412,008
===============================================================================
*Share information
   Shares sold                                           23,161         38,105
   Distributions reinvested                               7,202          3,056
   Shares redeemed                                      (31,438)       (27,678)
-------------------------------------------------------------------------------
   Increase (decrease) in shares outstanding             (1,075)        13,483

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price European Stock Fund
---------------------------------                            October 31, 1999
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
================================================================================

     T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The European Stock Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on February 28, 1990.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian, which are used to reduce the fund's custody charges.

================================================================================
NOTE 2 - INVESTMENT TRANSACTIONS
================================================================================

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Securities Lending The fund lends its securities to approved brokers to earn additional income and receives cash and U.S. government securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. At October 31, 1999, the value of loaned securities was $163,317,000; aggregate collateral consisted of $158,782,000 in the securities lending collateral pool and U.S. government securities valued at $10,973,000.

     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $223,527,000 and $359,391,000, respectively, for the year ended October 31, 1999.

================================================================================
NOTE 3 - FEDERAL INCOME TAXES
================================================================================

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended October 31, 1999. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

================================================================================
 Undistributed net investment income                             $(5,532,000)
 Undistributed net realized gain                                    5,532,000
================================================================================

     At October 31, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $1,029,378,000. Net unrealized gain aggregated $340,908,000 at period-end, of which $380,496,000 related to appreciated investments and $39,588,000 to depreciated investments.

================================================================================
NOTE 4 - RELATED PARTY TRANSACTIONS
================================================================================

     The fund is managed by Rowe Price-Fleming International, Inc. (the manager), which is owned by T. Rowe Price Associates, Inc. (Price Associates), Robert Fleming Holdings Limited, and Jardine Fleming Holdings Limited under a joint venture agreement.

     The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $948,000 was payable at October 31, 1999. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.50% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At October 31, 1999, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $1,936,000 for the year ended October 31, 1999, of which $216,000 was payable at period-end.

     Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum International Fund held approximately 1.3% of the outstanding shares of the fund at October 31, 1999. For the year then ended, the fund was allocated $82,000 of Spectrum expenses, $21,000 of which was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended October 31, 1999, totaled $1,255,000 and are reflected as interest income in the accompanying Statement of Operations.

     During the year ended October 31, 1999, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $31,164,000 with certain affiliates of the manager and paid commissions of $54,000 related thereto.

================================================================================
NOTE 5 - INTERFUND BORROWING
================================================================================

     Pursuant to the fund's prospectus, the fund may borrow up to 33 1/3% of its total assets. The fund is party to an interfund borrowing agreement between the fund and other T. Rowe Price-sponsored mutual funds, which permits it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. During the year ended October 31, 1999, the fund borrowed $11,700,000 on 4 days, at a weighted average rate of 5.25%. There were no borrowings outstanding at October 31, 1999.

================================================================================
T. Rowe Price European Stock Fund
---------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
---------------------------------

     To the Board of Directors of T. Rowe Price International Funds, Inc. and Shareholders of European Stock Fund

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of European Stock Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the "Fund") at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Baltimore, Maryland
November 17, 1999

================================================================================

T. Rowe Price European Stock Fund
---------------------------------

Tax Information (Unaudited) for the Tax Year Ended 10/31/99

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     The fund's distributions to shareholders included:

     *    $16,459,000 from short-term capital gains,
     * $121,545,000 from long-term capital gains, subject to the 20% rate gains category.

     The fund will pass through foreign source income of $12,437,000 and foreign taxes paid of $3,565,000.

================================================================================

T. ROWE PRICE SHAREHOLDER SERVICES
----------------------------------
INVESTMENT SERVICES AND INFORMATION
-----------------------------------
               KNOWLEDGEABLE SERVICE REPRESENTATIVES
               -------------------------------------
               BY PHONE 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

               IN PERSON  Available  in T.  Rowe  Price
          Investor Centers.

               ACCOUNT SERVICES
               ----------------
               CHECKING AVAILABLE on most fixed income funds ($500 minimum).

               AUTOMATIC   INVESTING   From  your  bank
          account or paycheck.

               AUTOMATIC     WITHDRAWAL      Scheduled,
          automatic redemptions.

               DISTRIBUTION OPTIONS Reinvest all, some, or none of your distributions.

               AUTOMATED  24-HOUR  SERVICES   Including
          Tele*AccessRegistration  Mark and the T. Rowe
          Price  Web  site  on the  Internet.  Address:
          www.troweprice.com

               BROKERAGE SERVICES*
               -------------------
               INDIVIDUAL  INVESTMENTS  Stocks,  bonds,
          options,    precious   metals,    and   other
          securities at a savings over full-service commission rates. **

               INVESTMENT INFORMATION
               ----------------------
               COMBINED STATEMENT Overview of all your accounts with T. Rowe Price.

               SHAREHOLDER   REPORTS   Fund   managers'
          reviews of their strategies and results.

               T.   ROWE   PRICE    REPORT    Quarterly
          investment newsletter discussing markets and financial strategies.

               PERFORMANCE UPDATE Quarterly review of all T. Rowe Price fund results.

               INSIGHTS    Educational    reports    on
          investment strategies and financial markets.

               INVESTMENT  GUIDES Asset Mix  Worksheet,
          College Planning Kit, Diversifying  Overseas:
          A Guide to International Investing,  Personal
          Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

          *         T.  Rowe  Price   Brokerage   is  a
                    division    of   T.   Rowe    Price
                    Investment  Services,  Inc., Member
                    NASD/SIPC.

          **        Based on a  September  1999  survey
                    for  representative-assisted  stock
                    trades.  Services vary by firm, and
                    commissions  may vary  depending on
                    size of order.

================================================================================
T. Rowe Price Mutual Funds
--------------------------
STOCK FUNDS
-----------
DOMESTIC
--------
Blue Chip Growth
Capital Appreciation
Capital Opportunity

Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media &  Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Total Equity Market Index
Value

INTERNATIONAL/GLOBAL
--------------------
Emerging Markets Stock
European Stock
Global  Stock
International  Discovery
International  Growth  &  Income
International  Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS
----------
DOMESTIC TAXABLE
----------------
Corporate  Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury  Intermediate
U.S.  Treasury  Long-Term

DOMESTIC TAX-FREE
-----------------
California  Tax-Free Bond
Florida  Intermediate  Tax-Free
Georgia Tax-Free Bond
Maryland  Short-Term  Tax-Free Bond
Maryland  Tax-Free Bond
New Jersey  Tax-Free Bond
New  York  Tax-Free  Bond
Summit   Municipal   Income
Summit   Municipal Intermediate
Tax-Free High Yield
Tax-Free  Income
Tax-Free  Intermediate  Bond
Tax-Free  Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond

INTERNATIONAL/GLOBAL
--------------------
Emerging Markets Bond
Global Bond
International Bond

MONEY MARKET FUNDS
------------------
TAXABLE
-------
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

TAX-FREE
--------
California Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS
-------------------
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY
---------------------
Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

* Closed to new investors.

     Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus. Read it carefully before investing.

     The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by SECURITY BENEFIT LIFE INSURANCE COMPANY. In New York, it [#FSB201(11-96)] is issued by FIRST SECURITY BENEFIT LIFE INSURANCE COMPANY of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

================================================================================
T. Rowe Price Retirement Plans and Resources
--------------------------------------------
RETIREMENT PLANS AND RESOURCES
------------------------------

     We recognize that saving for retirement is the number one investment goal for most Americans. We can help you meet your retirement needs, whether you are starting an IRA or designing a retirement program for your employees. T. Rowe Price offers an assortment of retirement plans for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We provide recordkeeping, communications, and investment management services, as well as a variety of educational materials, self-help planning guides, and software tools to help you choose and implement a retirement plan appropriate for you. For information or to request literature, call us at 1-800-638-5660.

IRAs AND QUALIFIED PLANS
------------------------
  Traditional IRA                  Money Purchase Pension
  Roth IRA                         "Paired" Plans (Money Purchase
  Rollover IRA                      Pension and Profit Sharing Plans)
  SEP-IRA                          401(k)
  SIMPLE IRA                       401(b)
  Profit Sharing                   457 Deferred Compensation

RETIREMENT RESOURCES AT T. ROWE PRICE
-------------------------------------
PLANNING AND INFORMATIONAL GUIDES
---------------------------------
  Minimum Required Distributions Guide
  Retirement Planning Kit
  Retirees Financial Guide
  Tax Considerations for Investors

INVESTMENT KITS
---------------
  The IRA Investing Kit
  Roth IRA Conversion Kit
  Rollover IRA Kit
  The T. Rowe Price SIMPLE IRA Plan Kit
  The T. Rowe Price SEP-IRA Plan
  The Simplified Keogh Plan [Registration Mark] From T. Rowe Price The T. Rowe Price 401(k) Century Plan [Registration Mark]
    (for small businesses)
  Money Purchase Pension/Profit Sharing Plan Kit
  Investing for Retirement in Your 403(b) Account
  The T. Rowe Price No-Load Variable Annuity Information Kit

INSIGHTS REPORTS
----------------
  The Challenge of Preparing for Retirement
  Financial Planning After Retirement
  The Roth IRA: A Review

SOFTWARE PACKAGES
-----------------

     T. ROWE PRICE RETIREMENT PLANNING ANALYZER [TM] CD-ROM or diskette $19.95. To order, please call 1-800-541-5760. Also available on the Internet for $9.95.

     T. ROWE PRICE VARIABLE ANNUITY ANALYZER [TM] CD-ROM or diskette, free. To order, please call 1-800-469-5304.

     Many of these resources are also available for viewing or ordering on the Internet at WWW.TROWEPRICE.COM.

================================================================================

FOR FUND AND ACCOUNT INFORMATION
OR TO CONDUCT TRANSACTIONS,
24 HOURS, 7 DAYS A WEEK
By touch-tone telephone
TELE*ACCESS 1-800-638-2587
By Account Access on the Internet
WWW.TROWEPRICE.COM/ACCESS

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT, CALL:
Shareholder Service Center
1-800-225-5132

TO OPEN A BROKERAGE ACCOUNT
OR OBTAIN INFORMATION, CALL:
1-800-638-5660

INTERNET ADDRESS:
www.troweprice.com

PLAN ACCOUNT LINES FOR RETIREMENT
PLAN PARTICIPANTS:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution  only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

WALK-IN INVESTOR CENTERS:
For directions, call 1-800-225-5132
or visit our Web site

BALTIMORE AREA
Downtown
101 East Lombard Street

Owings Mills
Three Financial Center
4515 Painters Mill Road

BOSTON AREA
386 Washington Street
Wellesley

COLORADO SPRINGS
4410 ArrowsWest Drive

LOS ANGELES AREA
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

TAMPA
4200 West Cypress Street
10th  Floor

WASHINGTON, D.C.
900 17th Street N.W.
Farragut Square

T. Rowe Price Investment Services, Inc., Distributor.         F79-050  10/31/99